UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022 (June 30, 2022)

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

U.S. Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tamarind Reef
Christiansted, U.S. Virgin Islands 00820
(Address of principal executive offices including zip code)

(704) 275-9113
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AAMC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2022, the Board of Directors (the “Board”) of Altisource Asset Management Corporation (the “Company”) appointed Jason Kopcak, the Company’s Chief Executive Officer and a member of the Board, each effective on July 1, 2022. Prior to his appointment as CEO, Mr. Kopcak was the President and Chief Operating Officer of the Company. There is no change to Mr. Kopcak’s compensation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Effective on June 30, 2022, the Board of the Company approved the amendment and restatement of the Company’s Fourth Amended and Restated Bylaws (as amended and restated, such bylaws are the Company’s Fifth Amended and Restated Bylaws) to permit the Board to appoint the Chairman without requiring the Chairman be an executive of the Company. The Board has appointed Mr. John P. de Jongh, Jr. as Chairman of the Board.

Item 8.01 Other Events

On July 6, 2022, the Company issued a press release announcing the appointment of Mr. Kopcak as Chief Executive Officer and as a member of the Board and appointed Mr. John P. de Jongh, Jr. as Chairman of the Board. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Fifth Amended and Restated Bylaws (marked to show changes from the Fourth Amended and Restated Bylaws).
99.1	Press Release of Altisource Asset Management Corporation, dated July 6, 2022.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
July 6, 2022	By:	/s/ Stephen Ramiro Krallman
Stephen Ramiro Krallman Chief Financial Officer